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Amedisys®

March 2012 Investor Presentation Leading Home Health & Hospice clinical quality clinical quality innovative care models innovative care models better communities better communities Exhibit 99.1

Leading Home Health & Hospice
Forward-looking Statements
This presentation may include forward-looking statements as defined by the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual
Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and
Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor
Relations department at (800) 467-2662.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.
2
www.amedisys.com
NASDAQ: AMED
We encourage everyone to visit the
Investors Section of our website at
www.amedisys.com, where we
have posted additional important
information such as press releases,
profiles concerning our business
and clinical operations and control
processes, and SEC filings.
We intend to use our website to
expedite public access to time-
critical information regarding the
Company in advance of or in lieu of
distributing a press release or a
filing with the SEC disclosing the
same information.

Leading Home Health & Hospice
82%
18%
Home Health Hospice
Company Overview

• Founded in 1982, publicly listed 1994
• 529 care centers in 41 states
• 16,500 employees
• $1.5 billion in 2011 adjusted revenue
• Largest provider of skilled home
health services
• 4
th
largest hospice business
• 85% of revenue is Medicare
1 For the quarter ended December 31, 2011
Revenue Mix

Leading Home Health & Hospice Care Center Locations 2011 4 440 - Home Health care centers 87 - Hospice care centers 2 - Hospice inpatient units *As of December 31, 2011

Amedisys Revenue

$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
($ in millions)
Revenue
Projected Revenue
2004
2005
2006
2007
2008
2009
2010
2011
2012

Medicare Reimbursement[1]

4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
-5.0%
6.0%
% Reimbursement Change
Industry % Change
Amedisys
2004
2005
2006
2007
2008
2009
2010
2011
2012

Amedisys

Leading Home Health & Hospice 5 Revenue and Reimbursement 1 2008 industry cut was 2.9%, however due to other HHRG changes overall reimbursement was budget neutral.

Leading Home Health & Hospice
Favorable Long Term Trends
• Compelling demographics
• Patient preference
• Low cost of care delivery
• Increased payor and hospital focus

*Source: Hospital numbers are from US Census Bureau, All others are from Medpac June 2011 Data Book
Hospital LTAC IRF SNF Hospice
Home
Health
Average Cost of Stay $10,043 $37,465 $16,568 $16,794 $11,008 $5,848
Average Length of
Stay
5.4 days 26 days 13 days 27 days 86 days 120 days
Average Per Diem
Cost
$1,853 $1,419 $1,265 $622 $128 $49

Leading Home Health & Hospice
Today and Tomorrow

Traditional
HHC & HSP
Care
Management
Solutions
• Fee for service
• High volume / low margins
• Technology investments to
drive efficiency
• Need for scale
• Clinical quality
• Superior outcomes
• Partnering with payors and
other providers
• Clinical management
technology
• Partner connectivity
• Risk-bearing partnerships

Leading Home Health & Hospice
Post Acute Care Challenges Today

Hospital
Patient
Home
Referring
Physician
Post Acute
Facilities
Payors
Home
Health
Hospice
Key Issues
•Poor care coordination
•Fee-for-service
Patient
•Multiple conditions
•Numerous physicians
•Polypharmacy

Leading Home Health & Hospice
Post Acute –
ACO / Bundling

Hospital
Patient
Home
Referring
Physician
Post Acute
Facilities
Payors
Home
Health
Hospice
•
Aligned incentives
•
Data exchange
Amed Initiatives
•Healthcare at home
•AMS3
•Mercury Doc
•Hospital partnerships
•Managed care business
•CMS Bundled payment
pilot

Leading Home Health & Hospice
Post Acute –
Value Enhancement

Care Management
•Med. reconciliation
•Multidisciplinary care
•Telemonitoring
•Focus on readmissions
Care Coordination
•Telefax
•Connectivity – Mercury Doc
Care Transitions
•Pre-discharge planning
•Facility care coordination
agreements
•Reporting
Facilities
Patient
Home
Referring
Physician
Payors

Medicare Reimbursement
$ in Billions
$70
$60
$50
$40
$30
$20
$10
$-
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
$20
$13
$21
$14
$23
$15
$25
$15
$28
$16
$31
$17
$33
$18
$37
$19
$40
$20
$44
$22
Home Health
Hospice

Leading Home Health & Hospice Home Health/Hospice Medicare Spend 11 Source: Home Health is from CBO March 2011 Baseline report; Hospice is from CBO March 2010 Baseline report

Home Health
15.0%
5.7%
2.2%
3.8%
1.3%
20.0%
52.1%
Amedisys
LHCG
Gentiva
Almost Family
For Profit
Non Profit
Hospital Based

Hospice
10.0%
1.5%
0.3%
5.5%
7.4%
44.0%
31.2%
Amedisys
LHCG
Gentiva
Chemed (Vitas only)
For Profit
Non Profit
Hospital Based

Leading Home Health & Hospice Market Share – Medicare Revenue 12 Sources: Company financials, Medicare claims data

Leading Home Health & Hospice Business Fundamentals 13

Clinical Excellence
Growth
Efficiency

100
90
80
70
60
50
40
30
20
10
0
% of Patients
58
53
52
51
66
62
68
65
70
58
92
89
53
43
28
28
Impovement in Ambulation
Improvement in Transferring
Improvement in Bathing
Improvement in Pain
Breathing Improvement
Improvement of Surgical Wounds
Improvement in Mgmt of Oral Meds
Acute Care Hospitalization*
Amedisys
Footprint

*Lower % is better
Source: Medicare

Leading Home Health & Hospice • Clinical Outcomes – Exceeded or met 8 out of 8 outcomes vs. footprint of reported measures Clinical Excellence 14 Amedisys vs. Footprint – Outcomes September 2011

Leading Home Health & Hospice
Clinical Excellence

•
Clinical leadership
investment
• Standardized
30-day readmissions
reporting
• Enhanced clinical processes
– Patient care conferences
• Medical director involvement
• Future technology upgrades
–
Patient-specific care
treatment

Leading Home Health & Hospice
Growth

• Managed Care
•
Care coordination relationships
with hospitals and health
systems
• Integrated sales training (across the continuum)
•
Market-specific
sales plans / CRM tool
• Home health/hospice opportunities

Leading Home Health & Hospice
Operational Efficiency

•
Leadership training
•
Hospice point-of-care
• Managing functional assessments
•
Industry leading operating system (AMS)
– Technical
– Economic
– Strategic
• Portfolio rationalization
– Clinical
– Quality
– Connectivity

Leading Home Health & Hospice Financial Review 18

$1,800
$1,500
$1,200
$900
$600
$300
$-
Revenue (in Millions)
$10.00
$8.00
$6.00
$4.00
$2.00
$-
Adjusted EPS
2004 2005 2006 2007 2008 2009 2010 2011 2012
Revenue
Projected Revenue
Adj. EPS
Projected Adj. EPS

Leading Home Health & Hospice Financial Highlights 19

Leading Home Health & Hospice

Summary Financial Results
($ in millions, except per share data)
2010 2011 4Q10 4Q11
Adjusted Continuing Operations
Net Revenue $1,596.6 $1,465.6 $388.7 $370.7
Gross Margin % 50.1% 46.6% 49.6% 45.5%
EBITDA
1
256.0 156.3 58.1 35.6
EBITDA Margin 16.0% 10.7% 14.9% 9.6%
Fully-diluted EPS $4.61 $2.27 $1.03 $0.49
1Adjusted EBITDA, a non-GAAP financial measure, is defined as net (loss) income from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, and depreciation and amortization plus certain items (i.e., certain items incurred in 2010 and 2011, which are detailed in our
Form 8-K filed with the Securities and Exchange Commission on February 28, 2012). Adjusted net (loss) income from continuing operations attributable to
Amedisys, Inc. common stockholders per diluted share is defined as diluted (loss) earnings from continuing operations per share plus the earnings per share effects of certain items as discussed above. These non-GAAP financial measures should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. The calculations of these non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.
1

Leading Home Health & Hospice
Summary Division Results

($ in millions, except per share data)
2010 2011 4Q10 4Q11
Home Health
Net Revenue
$ 1,457.9 $ 1,247.9 $ 351.2 $ 302.5
Gross Margin %
50.5% 46.9% 49.8% 45.2%
Hospice
Net Revenue
$    138.6 $    217.7 $   37.5 $   68.2
Gross Margin %
46.5% 46.4% 47.2% 46.8%
Adjusted Continuing Operations

Leading Home Health & Hospice

Summary Operating Statistics
2010 2011 4Q10 4Q11
Home Health
Care centers at period end 486 440 486 440
Total visits 8,899,106 8,335,493 2,153,498 2,027,499
Episodic-based admissions 247,789 233,721 60,776 56,959
Completed episodes 416,179 391,744 103,617 96,914
Revenue per episode $3,312 $3,005 $3,294 $2,984
Statistics are for continuing operations only.

Leading Home Health & Hospice
Summary Operating Statistics

2010 2011 4Q10 4Q11
Hospice
Care centers at period
end
67 87 67 87
Total admissions 11,275 15,889 3,037 4,435
Daily census 2,832 4,197 3,035 5,010
Average length of stay 88 88 88 93
Statistics are for continuing operations only.

Leading Home Health & Hospice

Summary Balance Sheet
Assets Dec. 31, 2010 Dec. 31, 2011
Cash $       120.3 $        48.0
Accounts Receivable, Net 141.5 148.1
Property and Equipment 138.6 148.5
Goodwill 791.4 334.7
Other 108.1 179.0
Total Assets $    1,299.9 $      858.3
Liabilities and Equity
Debt $       181.9 $      145.4
All Other Liabilities 238.3 192.8
Equity 879.7 520.1
Total Liabilities and Equity $    1,299.9 $      858.3
Leverage Ratio 0.8x 1.0x

Leading Home Health & Hospice

Liquidity
Available line of credit (LOC): 12/31/11 =  $231M
($ in millions)
2011 2012
Cash Flow From Operations $ 142 $ 100-110
Cap Ex 44 40-45
Debt  repayments 38 34
Cash Flow, Net 60 26-31
Beginning Cash 120
Acquisitions (132)
End Cash $   48

Leading Home Health & Hospice

Guidance
1
Calendar Year 2012
2
Net revenue: $1.475 - $1.525 billion
EPS: $0.95 - $1.10
Diluted shares: 30.2 million
1
Guidance excludes the effects of the following: any future acquisitions, if any are made; effects of any share repurchases; non-recurring costs (i.e. certain items) that may be incurred during the year and the impact of any future Medicare rate changes.
2
Provided as of the date of our form 8-K filed with the Securities and Exchange Commission on
February 28, 2012.

Leading Home Health & Hospice
Investment Rationale
• Favorable demographic trends
• IT infrastructure/scalability
• Clinical quality and innovation
• Strong liquidity and capital position
• Market share capture opportunities

Efficient Core
Business
Care Mgmt
Solutions

Leading Home Health & Hospice
Contact Information
Kevin B. LeBlanc
Director of Investor Relations
Amedisys, Inc.
5959 S. Sherwood Forest Boulevard
Baton Rouge, LA 70816
Office: 225.299.3391
Fax: 225.298.6435
kevin.leblanc@amedisys.com